                                                                    EXHIBIT 25.1

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                             ____________________

                                  FORM T - 1

                   STATEMENT OF ELIGIBILITY UNDER THE TRUST
                    INDENTURE ACT OF 1939 OF A CORPORATION
                         DESIGNATED TO ACT AS TRUSTEE

                             ____________________

               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
            OF A TRUSTEE PURSUANT TO SECTION 305 (b) (2) _________

          FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION (Exact name of trustee as specified in its charter)

                                  13-3781471
                              (I. R. S. Employer
                              Identification No.)


          100 Wall Street, New York, NY                 10005
     (Address of principal executive offices)        (Zip Code)

                             ____________________

                           FOR INFORMATION, CONTACT:
                          Dennis Calabrese, President
                 First Trust of New York, National Association
                          100 Wall Street, 16th Floor
                              New York, NY 10005
                           Telephone: (212) 361-2506

                             ____________________

                               MALLINCKRODT INC.
              (Exact name of obligor as specified in its charter)

          New York                                          36-1263901
          (State or other jurisdiction of                   (I. R. S. Employer
          incorporation or organization)                    Identification No.)

          675 McDonnell Boulevard
          St. Louis, Missouri                               63134
          (Address of principal executive offices)          (Zip Code)

                             ____________________

                                DEBT SECURITIES

Item 1.   GENERAL INFORMATION.

      Furnish the following information as to the trustee - -

      (a) Name and address of each examining or supervising authority to which it is subject.

                    Name                                    Address
                    ----                                    -------

               Comptroller of the Currency                  Washington, D. C.


      (b) Whether it is authorized to exercise corporate trust powers.

          Yes.

Item 2.   AFFILIATIONS WITH THE OBLIGOR.

      If the obligor is an affiliate of the trustee, describe each such affiliation.

          None.

Item 16.  LIST OF EXHIBITS.

      Exhibit 1. Articles of Association of First Trust of New York, National Association, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 33-83774.

      Exhibit 2. Certificate of Authority to Commence Business for First Trust of New York, National Association, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 33-83774.

      Exhibit 3. Authorization of the Trustee to exercise corporate trust powers for First Trust of New York, National Association, incorporated herein by reference to Exhibit 3 of Form T-1, Registration No. 33-83774.

      Exhibit 4. By-Laws of First Trust of New York, National Association, incorporated herein by reference to Exhibit 4 of Form T-1 Registration No. 333-34113.

      Exhibit 5.    Not applicable.

      Exhibit 6. Consent of First Trust of New York, National Association, required by Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 33-83774.

      Exhibit 7. Report of Condition of First Trust of New York, National Association, as of the close of business on September 30, 1997, published pursuant to law or the requirements of its supervising or examining authority.

      Exhibit 8.    Not applicable.

      Exhibit 9.    Not applicable.



                                   SIGNATURE


          Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, First Trust of New York, National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 12th day of December, 1997.

                                        FIRST TRUST OF NEW YORK,
                                           NATIONAL ASSOCIATION



                                        By: /s/ Frank J. Gillhaus, Jr.
                                            --------------------------
                                            Frank J. Gillhaus, Jr.
                                            Vice President, Jr.

                                                                       Exhibit 7
                                                                       ---------

                 FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION
                         STATEMENT OF FINANCIAL CONDITION
                                    AS OF 9/30/97

                                   ($000'S)


ASSETS                                                     9/30/97
                                                         ----------
   Cash and Due From Depository Institutions                $36,355
   Federal Reserve Stock                                      3,467
   Fixed Assets                                                 753
   Intangible Assets                                         76,047
   Other Assets                                               5,619
                                                         ----------
      TOTAL ASSETS                                         $122,241
                                                         ==========

LIABILITIES
   Other Liabilities                                          7,592
                                                         ----------
   TOTAL LIABILITIES                                          7,592

EQUITY
   Common and Preferred Stock                                 1,000
   Surplus                                                  120,932
Undivided Profits                                            (7,283)
                                                         ----------
      TOTAL EQUITY CAPITAL                                  114,649

TOTAL LIABILITIES AND EQUITY CAPITAL                       $122,241
                                                         ==========

================================================================================

To the best of the undersigned's determination, as of this date the above financial information is true and correct.

First Trust of New York, National Association


By:   /s/Frank J. Gillhaus, Jr.
      ------------------------
      Vice President

Date: December 12, 1997